UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2016

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2016, at the 2016 Annual Meeting of Stockholders of Exelixis, Inc. ("Exelixis"), Exelixis' stockholders approved an amendment and restatement of the Exelixis, Inc. 2000 Employee Stock Purchase Plan (the “2000 Purchase Plan”) to: (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000; (ii) provide Exelixis' Board of Directors (the "Board") and the Compensation Committee with the discretion to structure an offering so that if the fair market value of Exelixis' common stock on any purchase date during an offering is less than or equal to the fair market value of Exelixis' common stock on the first day of the offering, then (A) that offering will terminate immediately following the purchase of shares on such purchase date, and (B) the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date; (iii) provide that upon certain changes in Exelixis' capitalization, the purchase price of outstanding purchase rights will be appropriately adjusted; and (iv) revise the definition of “corporate transaction” to include the acquisition of beneficial ownership of Exelixis' securities representing at least 50% of the combined voting power entitled to vote in the election of members of the Board.

The purpose of the 2000 Purchase Plan is to provide a means by which Exelixis employees may be given an opportunity to purchase shares of Exelixis common stock through payroll deductions, to assist Exelixis in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for Exelixis’ success. The rights to purchase common stock granted under the 2000 Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended.

The foregoing summary is subject to and qualified in its entirety by the 2000 Purchase Plan, filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2016, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelixis held its Annual Meeting of Stockholders (the "Annual Meeting") on May 25, 2016, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080.

     The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Mr. Feldbaum and Drs. Garber and Marchesi as directors of Exelixis until the 2019 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carl B. Feldbaum, Esq.	101,957,159	5,922,350	3,173,794	68,563,402
Alan M. Garber, M.D., Ph.D.	102,042,376	5,856,369	3,154,558	68,563,402
Vincent T. Marchesi, M.D., Ph.D.	107,180,347	739,149	3,133,807	68,563,402

Exelixis’ Class III directors, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D., will each continue to serve on the Board of Directors until the 2017 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Exelixis’ Class I directors, Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS, and Jack L. Wyszomierski will each continue to serve on the Board of Directors until the 2018 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Exelixis independent registered public accounting firm for the fiscal year ending December 30, 2016, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
174,796,116	961,636	3,858,953	0

3.
The amendment and restatement of the 2000 Purchase Plan to increase the number of shares of common stock reserved for issuance under the 2000 Purchase Plan by 5,000,000 shares and make certain other changes as described in Item 5.02 above, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
104,820,876	2,944,389	3,288,038	68,563,402

4.	The compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ Proxy Statement for the Annual Meeting, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
104,962,679	2,737,517	3,353,107	68,563,402

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number     Exhibit Description

10.1        Exelixis, Inc. 2000 Employee Stock Purchase Plan, as amended and restated.(1)

(1) Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2016, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 26, 2016	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number     Exhibit Description

10.1        Exelixis, Inc. 2000 Employee Stock Purchase Plan, as amended and restated.(1)

(1) Filed as an Appendix to Exelixis, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 13, 2016, and incorporated herein by reference.